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                                                                  Execution Copy


                    $400,000,000 9 3/4% SENIOR NOTES DUE 2008

                             TIME WARNER TELECOM LLC

                                       AND

                            TIME WARNER TELECOM INC.

                             UNDERWRITING AGREEMENT

July 16, 1998




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                                                                   July 16, 1998


Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
c/o Morgan Stanley & Co. Incorporated
   1585 Broadway
   New York, New York  10036

Dear Sirs and Mesdames:

                  Time Warner Telecom LLC, a Delaware limited liability company ("TIME WARNER"), and Time Warner Telecom Inc., a Delaware corporation and wholly owned subsidiary of Time Warner (the "COMPANY" and, together with Time Warner, the "OBLIGORS"), propose to issue and sell to the several Underwriters named in
Schedule I hereto (the "UNDERWRITERS") $400,000,000 aggregate principal amount of their 9 3/4% Senior Notes due 2008 (the "NOTES") to be issued pursuant to the provisions of an Indenture to be dated as of the Closing Date (as defined below) (the "INDENTURE") between the Obligors and The Chase Manhattan Bank (the "TRUSTEE").

                  Time Warner and the Company were recently formed in connection with a reorganization (the "REORGANIZATION") of certain assets and liabilities previously owned by subsidiaries and divisions of Time Warner Entertainment Company, L.P. ("TWE"), Time Warner Entertainment-Advance/Newhouse Partnership ("TWE-A/N") and Time Warner Inc. ("TW") pursuant to a Reorganization Agreement dated as of July 14, 1998 (the "REORGANIZATION AGREEMENT"), among Time Warner Companies, Inc. ("TWC"), MediaOne Group, Inc. ("MEDIAONE"), Advance/Newhouse Partnership ("NEWHOUSE"), TWE and TWE- A/N. The Reorganization was consummated on July 14, 1998.

                  The Obligors have filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Notes. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Notes is hereinafter referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional Notes pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.




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                                        2

                  1. Representations and Warranties. (A) The Obligors represent and warrant to and agree with each of the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of Time Warner or the Company, threatened by the Commission.

                  (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply (A) to statements or omissions in the Registration Statement or the Prospectus, or any amendment or supplement thereto, based upon information relating to any Underwriter furnished to the Obligors in writing by such Underwriter through you expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), of the Trustee.

                  (c) Time Warner has been duly formed and is validly existing as a limited liability company in good standing under the laws of Delaware, has the requisite limited liability company power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole.

                  (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be




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                                        3

         so qualified or be in good standing would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole.

                  (e) Each subsidiary of Time Warner has been duly incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of Time Warner that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by Time Warner, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests and membership interests in each subsidiary of Time Warner that is a partnership or a limited liability company, as the case may be, are owned directly or indirectly by Time Warner, free and clear of all liens, encumbrances, equities or claims.

                  (f) This Agreement has been duly authorized, executed and delivered by Time Warner and the Company.

                  (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by each of the Obligors and, when duly executed and delivered by the Obligors on the Closing Date, assuming due authorization, execution and delivery by the Trustee, will constitute a valid and binding agreement of each of the Obligors, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (h) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture, and will be valid and binding obligations of each of the Obligors, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.




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                                        4

                  (i) The Reorganization Agreement has been duly authorized, executed and delivered by each of the parties thereto and is a valid and binding agreement of each of the parties thereto, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (j) No consent, approval, waiver or authorization that is material to Time Warner and its subsidiaries taken as a whole is required to be obtained by any of the parties to the Reorganization Agreement, and no notice or filing that is material to Time Warner and its subsidiaries taken as a whole is required to be given by such parties to, or made by such parties to, or made by such parties with, any federal, state, local or other governmental authority or any other person in connection with the execution, delivery and performance by such parties of the Reorganization Agreement.

                  (k) The execution, delivery and performance of the Reorganization Agreement by the parties thereto, and the consummation of the transactions contemplated thereby, does not and will not (i) violate any provision of the charter or bylaws or partnership agreement or other organizational documents of such parties or (ii) violate or result in a breach of or constitute a default under any law of any country or governmental authority to which such party is subject.

                  (l) The execution and delivery by each of the Obligors of, and the performance by the Obligors of their respective obligations under, this Agreement, the Indenture and the Notes will not contravene any provision of applicable law or the certificate of incorporation or the certificate of formation, as applicable, or by-laws or limited liability company agreement, as applicable, of the Obligors or any agreement or other instrument binding upon either of the Obligors or any of their subsidiaries that is material to Time Warner and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Time Warner or any of its subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Obligors of their respective obligations under this Agreement, except (1) such as may have been obtained and (2) such as may be required by the securities or Blue Sky laws of the various states and other jurisdictions in connection with the offer and sale of the Notes.

                  (m) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Time Warner and its



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                                        5

         subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (n) There are no legal or governmental proceedings pending or, to the knowledge of the Obligors, threatened to which either of the Obligors or any of their subsidiaries is a party or to which any of the properties of either of the Obligors or any of their subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (o) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (p) Neither of the Obligors is, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, neither will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (q) The Obligors and their subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on Time Warner and its subsidiaries, taken as a whole.

                  (r) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on Time Warner and its subsidiaries, taken as a whole.




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                                        6

                  (s) Except as set forth in the Prospectus, there are no contracts, agreements or understandings between Time Warner or the Company and any person granting such person the right to require Time Warner or the Company to file a registration statement under the Securities Act with respect to any securities of Time Warner or the Company or to require Time Warner or the Company to include such securities with the Notes registered pursuant to the Registration Statement.

                  (t) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (1) neither Time Warner, nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (2) neither Time Warner, nor any of its subsidiaries has purchased any of Time Warner's outstanding Interests (as defined in the Prospectus), nor has Time Warner declared, paid or otherwise made any distribution of any kind on its Interests other than ordinary and customary distributions; and (3) there has not been any material change in the Interests, short-term debt or long-term debt of Time Warner and its subsidiaries, taken as a whole, except in each case as set forth or described in the Prospectus.

                  (u) The Obligors and their subsidiaries have good and marketable title in fee simple to all real property and good marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Obligors and their subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on Time Warner and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Obligors and their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not interfere with the use made and proposed to be made of such property and buildings by the Obligors and their subsidiaries or such as do not, singly or in the aggregate, have or could not result in a material adverse effect on Time Warner and its subsidiaries, taken as a whole, in each case except as described in the Prospectus.

                  (v) Except as set forth in the Prospectus, the Obligors and their subsidiaries own or possess, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, currently employed by them in connection with the business now operated by them, except where the failure to own or possess or to have the right to acquire any of the foregoing, singly or in the aggregate, does not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole,




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                                        7

         and neither the Obligors nor any of their subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on Time Warner and its subsidiaries, taken as a whole.

                  (w) No labor dispute with the employees of the Obligors or any of their subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Obligors, is imminent, except for disputes that do not or would not have a material adverse effect on Time Warner and its subsidiaries taken as a whole; and the Obligors are not aware of any existing, threatened or imminent labor disturbance by the employees of any of their principal suppliers or contractors that could have a material adverse effect on Time Warner and its subsidiaries, taken as a whole.

                  (x) The Obligors and their subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither of the Obligors nor any of their respective subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole, except as described in the Prospectus.

                  (y) The Obligors and their subsidiaries possess all permits, licenses, rights of way, approvals, consents and other authorizations issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including the Federal Communications Commission (the "FCC"), the public utilities commission, or any equivalent body, of each state in which the Obligors do business and any other relevant State or local governmental department, commission, board, bureau, agency, court or other authority thereof (the "LOCAL AUTHORITIES") required for the conduct of the telecommunications business now operated by them (collectively, the "GOVERNMENTAL LICENSES"), except where the failure to possess any such Governmental Licenses would not, singly or in the aggregate, have a material adverse effect on Time Warner and its subsidiaries, taken as a whole; the Obligors and their subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on Time Warner and its subsidiaries, taken as a whole; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a material adverse effect on Time Warner and its subsidiaries, taken as a whole; there is no outstanding adverse judgment, decree




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                                        8

         or order that has been issued by the FCC or any of the Local Authorities against the Obligors or any of their subsidiaries and which, singly or in the aggregate, would have a material adverse effect on Time Warner and its subsidiaries, taken as a whole; and neither the Obligors nor any of their subsidiaries has received any notice of or is aware of proceedings relating to the revocation or modification of any such Governmental Licenses or, except as set forth in the Prospectus, that would otherwise affect the operations of the Obligors or their subsidiaries and which, singly or in the aggregate, would have a material adverse effect on Time Warner and its subsidiaries, taken as a whole.

                  (z) The Obligors and each of their subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and
         (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  2. Agreements to Sell and Purchase. The Obligors hereby agree to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Obligors the respective principal amounts of Notes set forth in Schedule I hereto opposite its name at 97.25% of their principal amount with respect to the Notes (the "PURCHASE PRICE") plus accrued interest, if any, from July 21, 1998 to the date of payment and delivery.

                  3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Notes as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that (a) the Notes are to be offered to the public initially at 100% of the principal amount (the "PUBLIC OFFERING PRICE") plus accrued interest, if any, and to certain dealers selected by you at a price that represents a concession not in excess of .25% of their principal amount under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of .125% of their principal amount, to any Underwriter or to certain other dealers.

                  4. Payment and Delivery. Payment for the Notes shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Notes for the respective accounts of the several Underwriters at the offices of




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                                        9

Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 a.m., New York City time, on July 21, 1998, or at such other time on the same or such other date, not later than July 28, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

                  Certificates for the Notes shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The certificates evidencing the Notes shall be delivered to you on the Closing Date for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Notes to the Underwriters duly paid, against payment of the Purchase Price therefor.

                  5. Conditions to the Underwriters' Obligations. The obligations of the Company to sell the Notes to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Notes on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 5:30 p.m. (New York City time) on the date hereof.

                  The several obligations of the Underwriters are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of Time Warner's or the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of Time Warner and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.




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                                       10

                  (b) The Underwriters shall have received on the Closing Date a certificate from each of Time Warner and the Company, dated the Closing Date and signed by an executive officer of Time Warner and the Company, respectively, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Obligors contained in this Agreement are true and correct as of the Closing Date and that the Obligors have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

                  The officer signing and delivering each such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, outside counsel for the Obligors, dated the Closing Date, to the effect that:

                           (i) based solely on a certificate of good standing
                  from the Secretary of State of the State of Delaware, Time Warner has been duly formed, and is validly existing as a limited liability company in good standing under the laws of Delaware, with full limited liability company power and authority to own its property and to conduct its business as described in the Prospectus;

                           (ii) based solely on a certificate of good standing
                  from the Secretary of State of the State of Delaware, the Company has been duly incorporated, and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                           (iii) the Notes have been duly authorized by each of
                  the Obligors, and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute legal, valid and binding obligations of each of the Obligors, entitled to the benefits of the Indenture and enforceable against each of them in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law);




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                                       11

                           (iv) the Indenture has been duly authorized, executed
                  and delivered by each of the Obligors, has been duly qualified under the Trust Indenture Act of 1939 and constitutes a legal, valid and binding obligation of each of the Obligors enforceable against each of them in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights generally and general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law);

                           (v) this Agreement has been duly authorized, executed
                  and delivered by each of Time Warner and the Company;

                           (vi) the Reorganization Agreement has been duly
                  authorized, executed and delivered by TWC, TWE-A/N and TWE, and constitutes a valid and binding agreement of each of TWC, TWE-A/N and TWE, enforceable against each of them in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights generally and general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding in equity or at law);

                           (vii) the execution and delivery by the Obligors of,
                  and the performance by the Obligors of their respective obligations under, this Agreement, the Indenture or the Notes will not contravene any provision of applicable law or the certificate of incorporation or the certificate of formation, as applicable, or by-laws or limited liability company agreement, as applicable, of the Obligors or, to such counsel's knowledge, any agreement or other instrument binding upon either of the Obligors or any of their subsidiaries that is material to Time Warner and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Obligors or any of their subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Obligors of their obligations under this Agreement, except such as has been obtained under the Securities Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes by the Underwriters;

                           (viii) the statements (A) in the Prospectus under the
                  captions "Certain Relationships and Related Transactions," "Description of Interests," "Certain




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                                       12

                  United States Federal Tax Consequences to Holders of Notes," "Description of Capital Stock" and "Description of the Notes" and (B) in the Registration Statement in Items 14 and 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information required to be described with respect to such legal matters, documents and proceedings and summarize in all material respects the matters referred to therein;

                           (ix) to such counsel's knowledge, there are no (i)
                  legal or governmental proceedings pending or threatened to which the Obligors or any of their subsidiaries is a party or to which any of the properties of the Obligors or any of their subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or (ii) contracts, indentures, mortgages, loan agreements, notes, leases or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                           (x) to such counsel's knowledge, there are no
                  statutes or regulations (other than federal, state or local telecommunications statutes or regulations as to which such counsel need express no opinion) that are required to be described in the Registration Statement or the Prospectus that are not described as required; and

                           (xi) neither of the Obligors is and, after giving
                  effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, neither will be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (d) The Underwriters shall have received on the Closing Date a statement of Cravath, Swaine & Moore, outside counsel for the Obligors, dated the Closing Date, to the effect that:

                           Although such counsel has made certain inquiries and
                  investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that such counsel cannot and does not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and Prospectus, except in so far as such statements relate to such counsel and except to the extent set forth in paragraph (viii) of such counsel's opinion to you dated the Closing Date. Subject to the foregoing, such counsel hereby advises you that such counsel's work in connection with this matter did not disclose any information that gave such counsel reason to believe that: (i) the Registration Statement at the time the Registration Statement became effective, or the Prospectus as of the date hereof (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel does not express any view) was not appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder, or (ii) the Registration Statement at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, included or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel does not express any view).

                  (e) The Underwriters shall have received on the Closing Date an opinion of Paul B. Jones, Esq., General Counsel to Time Warner and to the Company, dated the Closing Date, to the effect that:

                           (i) Time Warner has been duly formed and is validly
                  existing as a limited liability company in good standing under the laws of Delaware, with full limited liability company power and authority to own its property and to conduct it business as described in the Prospectus;

                           (ii) the Company has been duly incorporated and is
                  validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its property and to conduct its business as described in the Prospectus;

                           (iii) each of Time Warner and the Company is duly
                  qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole;

                           (iv) each subsidiary of Time Warner has been duly
                  incorporated or, in the case of partnerships or limited liability companies, duly organized, is validly existing as a corporation, a partnership or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole;

                           (v) all of the issued shares of capital stock of each
                  subsidiary of Time Warner that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by Time Warner free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests and membership interests in each subsidiary of Time Warner that is a partnership or limited liability company, as the case may be, are owned directly by Time Warner free and clear of all liens, encumbrances, equities or claims;

                           (vi) The statements contained in the Registration
                  Statement under the captions "Risk Factors -- Risks Relating to Long Distance," "Risk Factors -- Dependence Upon Interconnection with ILECs; Competition," "Risk Factors -- Federal and State Regulation," "Risk Factors -- Relationship with TW Cable," "Certain Relationships and Related Transactions -- Certain Operating Agreements," "Business -- Competition," "Business -- State Regulation" and "Business -- Local Government Authorizations," insofar as such statements constitute a summary of the legal or regulatory matters or legal or regulatory proceedings referred to therein, are correct in all material respects and do not omit a material fact necessary to make the statements contained therein not misleading;

                           (vii) to such counsel's knowledge, the Obligors
                  possess the Governmental Licenses and the Obligors are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, have a material adverse effect on Time Warner and its subsidiaries, taken as a whole, and all of the Governmental

                  Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole;

                           (viii) there is no outstanding adverse judgment,
                  decree or order that has been issued by the FCC or any of the Local Authorities against the Obligors and their subsidiaries which, singly or in the aggregate, would have a material adverse effect on Time Warner and its subsidiaries, taken as a whole, and, to the best of such counsel's knowledge, neither the Obligors nor any of their subsidiaries is the object of, or threatened by, any proceedings relating to the revocation or modification of any such Governmental Licenses or, except as set forth in the Prospectus, that would otherwise affect the operation of the Obligors, which, singly or in the aggregate, would have a material adverse effect on Time Warner and its subsidiaries, taken as a whole;

                           (ix) the Obligors have obtained all
                  telecommunications, regulatory or public utility authorizations and consents from New York, Tennessee, North Carolina and Hawaii required for the issuance of the Notes, and no further filings with, authorizations, approval, consent, license, order, registrations, qualification or decree is necessary or required from any other Local Authorities having jurisdiction over telecommunications matters for the Company in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance, sale or delivery of the Notes, except for notice filings where the failure to make such filings would not materially adversely affect the performance by the Obligors of their obligations under this Agreement;

                           (x) the execution, delivery and performance of this
                  Agreement and the consummation of the transactions contemplated in this Agreement, the issuance and sale of the Notes, and the use of the proceeds from the sale of the Notes to the extent expressly described in the Prospectus under the caption "Use of Proceeds" and compliance by the Obligors with their respective obligations under this Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel of any Local Authority having jurisdiction over Time Warner or any of its subsidiaries or any of their respective assets or operations with respect to the provision of telecommunications services except for such violations that would not have a material adverse effect on Time Warner and its subsidiaries, taken as a whole; and

                           (xi) to such counsel's knowledge, there are no
                  telecommunications statutes or regulations that are required to be described in the Registration Statement or the Prospectus that are not described as required.

                  In rendering opinion (vii) above, the General Counsel may rely, as to matters involving the application of the laws of California, Florida, Hawaii, Indiana, New York, North Carolina, Texas and Wisconsin, upon the opinions of special counsel to the Obligors (which opinions shall be dated and furnished to the Underwriters on the Closing Date and shall be satisfactory in form and substance to counsel for the Underwriters, provided that the General Counsel shall state in his opinion that he believes that he is justified in relying upon such opinions).

                  (f) The Underwriters shall have received on the Closing Date an opinion of Fleischman and Walsh, regulatory counsel for the Company, dated the Closing Date, to the effect that:

                           (i) The statements contained in the Registration
                  Statement under the captions "Risk Factors -- Governmental and Other Authorizations," "Business -- Government Regulation" and "Business -- Federal Regulation," insofar as such statements constitute a summary of the legal or regulatory matters or legal or regulatory proceedings referred to therein, are correct in all material respects and do not omit a material fact necessary to make the statements contained therein not misleading; and

                           (ii) The execution and delivery of the Amended and
                  Restated Limited Liability Company Agreement dated as of July 14, 1998 (the "LLC Agreement"), by and among TWE, TWE-A/N, TWC, MediaOne, Newhouse, American Television and Communications Corporation, Warner Communications, Inc., TW/TAE Inc., FibrCOM Holdings L.P. and Paragon Communications, and compliance by Time Warner with the terms of the LLC Agreement does not and will not violate the Federal Communications Act of 1934, as amended, or the rules and regulations of the FCC.

                  (g) The Underwriters shall have received on the Closing Date an opinion of Sabin, Bermont & Gould LLP, outside counsel for Advance/Newhouse Partnership, dated as of the Closing Date, to the effect that the Reorganization Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Advance/Newhouse Partnership, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

                  (h) The Underwriters shall have received on the Closing Date an opinion of Weil, Gotshal & Manges LLP, outside counsel for MediaOne, dated as of the Closing Date, to the effect that the Reorganization Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, MediaOne Group, Inc., enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

                  (i) The Underwriters shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(c)(v), 5(c)(vii), 5(c)(viii) (but only as to the statements in the Prospectus under "Description of the Notes" and "Underwriters") and 5(d) above.

                  With respect to Section 5(d) above, Cravath, Swaine & Moore and Shearman & Sterling may provide their statements in separate letters and may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  The opinion of Cravath, Swaine & Moore described in Section 5(c) above shall be rendered to the Underwriters at the request of the Obligors and shall so state therein.

                  (j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Ernst & Young, LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (k) The Reorganization (as defined in the Prospectus) shall have been consummated.

                  6. Covenants of the Obligors. In further consideration of the agreements of the Underwriters herein contained, the Obligors covenant with each Underwriter as follows:

                  (a) To furnish to you, without charge, five signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                  (c) If, during such period after the first date of the public offering of the Notes as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Obligors) to which Notes may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that, in connection therewith, neither Obligor shall be required to qualify as a foreign corporation or foreign limited liability company, as the case may be, or to file a general consent to service of process in any jurisdiction.

                  (e) To make generally available to Time Warner's security holders and to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending September 30, 1999 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Obligors' counsel and the Obligors' accountants in connection with the registration and delivery of the Notes under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Notes to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Notes under state securities laws and all expenses in connection with the qualification of the Notes for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum,
         (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Notes by the National Association of Securities Dealers, Inc., (v) the cost of preparation, issuance and delivery of the Notes, (vi) the costs and charges of the Trustee, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Obligors, travel and lodging expenses of the representatives and officers of the Obligors and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, that the Underwriters will reimburse the Obligors for the Underwriters' pro rata share of the cost of such chartered aircraft, (viii) all expenses in connection with any offer and sale of the Notes outside of the United States, including all filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with offers and sales outside of the United States and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section,
         Section 7 entitled "Indemnity and Contribution," and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Notes by them and any advertising expenses connected with any offers they may make.

                  7. Indemnity and Contribution. (a) Time Warner and the Company, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Obligors shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Obligors in writing by such Underwriter through you expressly for use therein.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of Time Warner, the Company, their directors and officers who sign the Registration Statement and each person, if any, who controls Time Warner or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Time Warner and the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Obligors in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 7(a), and by the Obligors, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Obligors on the one hand and the Underwriters on the other hand from the offering of the Notes or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Obligors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Obligors on the one hand and the Underwriters on the other hand in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (before deducting expenses) received by the Obligors and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the Public Offering Price of the Notes. The relative fault of the Obligors on the one hand and the

Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Obligors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Notes they have purchased hereunder, and not joint.

                  (e) The Obligors and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Obligors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Obligors, its respective officers or directors or any person controlling the Obligors and (iii) acceptance of and payment for any of the Notes.

                  8. Termination. This Agreement shall be subject to termination by notice given by you to each of the Obligors, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Obligors shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus.

                  9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Notes that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the

Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  11. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                        Very truly yours,

                                        TIME WARNER TELECOM LLC

                                        By: /s/ David J. Rayner
                                           -----------------------
                                           Name:  David J. Rayner
                                           Title: Senior Vice President and
                                                  Chief Financial Officer


                                        TIME WARNER TELECOM INC.

                                        By:  /s/ David J. Rayner
                                            -----------------------
                                            Name:  David J. Rayner
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.

Acting severally on behalf of themselves
 and the several Underwriters
  named in Schedule I hereto.

By:  Morgan Stanley & Co. Incorporated


By:  ___________________________
     Name:
     Title:

                  12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                        Very truly yours,

                                        TIME WARNER TELECOM LLC

                                        By:
                                           -----------------------
                                           Name:
                                           Title:


                                        TIME WARNER TELECOM INC.

                                        By:
                                            -----------------------
                                            Name:
                                            Title:


Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
LEHMAN BROTHERS INC.

Acting severally on behalf of themselves
 and the several Underwriters
  named in Schedule I hereto.

By:  Morgan Stanley & Co. Incorporated


By: /s/ Daniel H. Klausner
    ---------------------------
     Name:  Daniel H. Klausner
     Title: Vice President

                                                             SCHEDULE 1

                                  UNDERWRITERS

                                                        AGGREGATE
                                                    PRINCIPAL AMOUNT
                                                         OF NOTES
                     UNDERWRITER                     TO BE PURCHASED
                     -----------                     ---------------
Morgan Stanley & Co. Incorporated................     $200,000,000
Lehman Brothers Inc..............................     $200,000,000
                                                      ------------


         Total Notes.............................     $400,000,000
                                                      ============